Exhibit 24(b)(13) POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the
Registration Statements listed below filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 1st day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael S. Smith
Michael S. Smith, Director and President

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the
Registration Statements listed below filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 29th day of January, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ T. J. McInerney
Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the
Registration Statements listed below filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 8th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and
any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 3rd day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Ewout Steenbergen
Ewout Steenbergen, Director, Executive Vice President and Chief Financial Officer

State of New York County of New York

On the 3rd day of February in the year 2010, before me, the undersigned, personally appeared Ewout Steenbergen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public		Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article
5, Title 15. This law is available at a law library, or online through the New York State Senate or
Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania County of Chester
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum

On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared John S.
(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout
Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012
/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania County of Chester
/s/ Nicholas Morinigo Nicholas Morinigo

On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared Nicholas
Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Ewout
Steenbergen, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

/s/ Michael T. Zelinsky Notary Public

State of Connecticut County of Hartford Town of Windsor
/s/ J. Neil McMurdie J. Neil McMurdie

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as attorney in fact on behalf of Ewout Steenbergen.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

/s/ Nicole L. Molleur Notary Public

State of Connecticut County of Hartford Town of Windsor
/s/ Michael A. Pignatella Michael A. Pignatella

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as attorney in fact on behalf of Ewout Steenbergen.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

/s/ Nicole L. Molleur Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a
Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article
5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and
Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and
any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 16th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature
/s/ Robert G. Leary Robert G. Leary, Director

State of New York County of New York

On the 16th day of February in the year 2010, before me, the undersigned, personally appeared Robert G. Leary, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public		Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the
“principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of
Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article
5, Title 15. This law is available at a law library, or online through the New York State Senate or
Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania County of Chester
/s/ John S. Kreighbaum John S. (Scott ) Kreighbaum

On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared John S.
(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Robert
G. Leary, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania County of Chester
/s/ Nicholas Morinigo Nicholas Morinigo

On this, the 19th day of February, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared Nicholas
Morinigo, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for Robert G. Leary, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires Jan. 31, 2012

/s/ Michael T. Zelinsky Notary Public

State of Connecticut County of Hartford Town of Windsor
/s/ J. Neil McMurdie J. Neil McMurdie

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by J. Neil McMurdie, as attorney in fact on behalf of Robert G. Leary.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

/s/ Nicole L. Molleur Notary Public

State of Connecticut County of Hartford Town of Windsor
/s/ Michael A. Pignatella Michael A. Pignatella

The foregoing instrument was executed and acknowledged before me this 19th day of February, 2010, by Michael A. Pignatella, as attorney in fact on behalf of Robert G. Leary.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

/s/ Nicole L. Molleur Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a
Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.; You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article
5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the
Registration Statements listed below filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 4th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald Britton Donald W. Britton, Director

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the
Registration Statements listed below filed with the Securities and Exchange Commission under the Securities
Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts)
associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo and Michael A. Pignatella

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 5th day of February, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933
The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the
Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form
N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ING USA Annuity and Life Insurance Company INDIVIDUALS WITH POWER OF ATTORNEY: John S. (Scott) Kreighbaum, J. Neil McMurdie, Nicholas Morinigo.

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:
033-23351	333-28769	333-70600	333-117260	333-133944
033-23458	333-30180	333-90516	333-124953	333-133076
033-34827	333-33914	333-101481	333-133152	333-158928
033-59261	333-66757	333-111684	333-133153
333-28679	333-57218	333-111685	333-133154
333-28755	333-63692	333-111686	333-133155

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:
811-05626	811-08524	811-09026	811-05790

I hereby ratify and confirm on this 28th day of September, 2010, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Lynne R. Ford Lynne R. Ford, Director

State of New York County of New York

On the 28th day of September in the year 2010, before me, the undersigned, personally appeared Lynne R.
Ford, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen M. Scheuer Notary Public		Helen M. Scheuer Notary Public, State of New York No. 01SC3352985 Qualified in New York County Commission Expires 4-30-2011

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,”
you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the
Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s)
and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5,
Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

Signature of Agents:

State of Pennsylvania County of Chester
/s/ John S. (Scott) Kreighbaum John S. (Scott ) Kreighbaum

On this, the 18th day of October, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared John S.
(Scott) Kreighbaum, known to me (or satisfactorily proven) to be the person whose name is subscribed as attorney in fact for
Lynne R. Ford, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires 01/31/12

/s/ Michael T. Zelinsky Notary Public

State of Pennsylvania County of Chester
/s/ Nicholas Morinigo Nicholas Morinigo

On this, the 15th day of October, 2010, before me Michael T.
Zelinsky, the undersigned officer, personally appeared Nicholas
Morinigo, known to me (or satisfactorily proven) to be the
person whose name is subscribed as attorney in fact for Lynne
R. Ford, and acknowledged that he executed the same as the act of his principal for the purposes therein contained.

Commonwealth of Pennsylvania Notarial Seal Michael T. Zelinsky, Notary Public West Whiteland Twp., Chester County My Commission Expires 01/31/12

Michael T. Zelinsky Notary Public

State of Connecticut County of Hartford Town of Windsor
/s/ J. Neil McMurdie J. Neil McMurdie

The foregoing instrument was executed and acknowledged before me this 7th day of October, 2010, by J. Neil McMurdie, as attorney in fact on behalf of Lynne R. Ford.

Nicole L. Molleur Notary Public Within and for The State of Connecticut My commission expires: Nov. 30, 2014

/s/ Nicole L. Molleur Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record of all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s
Name) by (Your Signature) as Agent, or (your signature as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory
Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.;
You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of the agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5,
Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the
Power of Attorney, you may be liable under the law for your violation.